Q2 2026 EARNINGS REPORT July 31, 2026 JULY 31, 2026 Eversource Energy Q2 2026 Earnings Report Exhibit 99.3

EVERSOURCE Q2 2026 EARNINGS REPORT July 31, 2026

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings discussion includes financial measures that are not recognized under generally accepted accounting principles (non-GAAP) referencing 2026 earnings and EPS excluding a charge on the sale of the Aquarion water distribution business, a charge associated with increasing the offshore wind contingent liability, and a charge related to the March 2026 FERC decision in the FERC base ROE complaints. EPS by business is also a non-GAAP financial measure and is calculated by dividing the Net Income Attributable to Common Shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the loss on the sale of the Aquarion water distribution business, the charge associated with increasing our offshore wind contingent liability, and the charge related to the March 2026 FERC decision in the FERC base ROE complaints are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not indicators of baseline operating performance. Due to the nature and significance of the effect of these items on Net Income Attributable to Common Shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers of this report in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to reported Net Income Attributable to Common Shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

Eversource Energy does not provide a reconciliation of guidance from non-GAAP recurring earnings or non-GAAP recurring EPS to the most directly comparable GAAP measures because it is not able to predict with reasonable certainty the amount or nature of all items that will be included in Net Income Attributable to Common Shareholders or EPS for the year ending December 31, 2026. These items are uncertain, depend on many factors and could have a material impact on Net Income Attributable to Common Shareholders and EPS for the year ending December 31, 2026, and therefore cannot be made available without unreasonable effort.

Eversource Energy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of U. S. federal securities laws. Readers can generally identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "pending," "anticipate," "intend," "plan," "project," "believe," "forecast," "would," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause actual results or outcomes to differ materially from those contained in forward-looking statements, including, but not limited to cyber events or breaches, including acts of war or terrorism, affecting our systems or the systems of third parties on which we rely; unauthorized access to, and the misappropriation of, confidential and proprietary Company, customer, employee, financial or system operating information; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in laws, regulations, Presidential executive orders or regulatory policy, including compliance with laws and regulations, which may impact the cost of compliance and strategic initiatives of the Company; adverse publicity, which can harm our reputation, influence legislative and regulatory bodies, and result in unfavorable outcomes; variability in the costs and final investment returns of the Revolution Wind and South Fork Wind offshore wind projects as it relates to the purchase price post-closing adjustment under the terms of the sale agreement for these projects; the ability to qualify for investment tax credits; extreme weather, including severe storms, due to the impacts of climate change, and fluctuations in weather patterns; physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric and natural gas distribution systems; ability or inability to commence and complete our major strategic development projects and opportunities; breakdown, failure of, or damage to operating equipment, information technology systems, or processes of our transmission and distribution systems; changes in levels or timing of capital expenditures, including unplanned expenditures and increased capital expenditure requirements; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; substandard performance of third-party suppliers and service providers, or counterparties not meeting their obligations; limits on our access to, or increases in, the cost of capital, including disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, tariffs and customer demand and payment ability; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at investors.eversource.com and on the SEC's website at www.sec.gov, and management encourages you to consult such disclosures.

All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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Q2 2026 EARNINGS REPORT July 31, 2026 Agenda Business Update ▪ Recent Highlights, incl ISO - NE LTTP RFP ▪ Execution Updates on Key Initiatives ▪ Connecticut Regulatory Developments 2 Joe Nolan Chairman, President & CEO Financial Update ▪ Q2 2026 Financial Results ▪ Regulatory Update and FERC ROE ▪ Balance Sheet Progress John Moreira EVP, CFO & Treasurer

Q2 2026 EARNINGS REPORT July 31, 2026 Q2 2026 EARNINGS REPORT 3 CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Joe Nolan Business Update

Q2 2026 EARNINGS REPORT July 31, 2026 Aligned with our mission to provide reliable, resilient and affordable service for customers, while delivering shareholder value Our Key Strategic Priorities for 2026 Long - term EPS growth target of between 5% and 7% expected to be supported by constructive regulatory and strategic financing outcomes in 2026 and beyond Execute on Capital Investment Plan Maintain Balance Sheet Strength Deliver Top - Tier Performance Robust capital investment plan of $26.5 billion through 2030 that is focused on load growth and reliability, with incremental opportunities of $1.7 billion Meaningful progress made on FFO/Debt. Maintaining levels well above downgrade thresholds Maintain high reliability, enhance customer experience and ensure the safety of our workforce Engage with Regulators Actively pursue constructive engagement with regulators and stakeholders to help shape future of energy in our region while balancing affordability Support Sustainable Long - Term Growth 4

Q2 2026 EARNINGS REPORT July 31, 2026 5 Recent Highlights Recurring EPS of $0.87 ▪ In line with revised guidance Completed Sale of Aquarion ▪ $1.7 billion cash realized Ratings Updates ▪ Moody’s outlook changed to stable Revolution Wind Project ▪ Expecting COD by year end, as Orsted has previously stated FERC ROE ▪ Awaiting decisions from FERC and D.C. Circuit Court Named one of America’s Best Companies by TIME Magazine ▪ Based on employee satisfaction, financial strength, and ESG transparency Community Events Held Across Three States ▪ Raised over $1.6 million for charities

EVERSOURCE
Q2 2026 EARNINGS REPORT
July 31, 2026

ISO-NE Longer-Term Transmission Planning (LTTP) RFP

July 22, 2026 Preliminary Preferred Solution


Pittsfield
ALBION ROAD
Maine
Augusta
COOPERS MILLS
ARRABEE ROAD
Lewiston
SURROWIEC
MAINE YANKEE / OLD
BUXTON
Portland
New Hampshire
Concord
Deerfield
Three Rivers
Portsmouth
Scobie Pond
Massachusetts
Woburn
Boston

- New England States Committee on Electricity (NESCOE) initiated RFP
- ISO-NE issued RFP in March 2025 for interface and deliverability solutions
- Criteria include performance, cost, expandability and feasibility
- Six proposals provided to ISO by September 30, 2025, deadline
- July 22 ISO-NE announced the Preliminary Preferred Solution
  - Avangrid/Eversource Solution A1 selected
  - $2.2B total cost estimate
  - Uses existing ROWs
  - In-Service by end of 2032
  - 2.2x Benefit / Cost ratio
- Cost recovery consistent with other regulated transmission
- NESCOE to respond within 30 days of final report, later this year

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Q2 2026 EARNINGS REPORT July 31, 2026 Connecticut Regulatory Matters ▪ CL&P Storm Cost Securitization – PURA final decision found vast majority of our storm costs prudent – Approved storm costs to be securitized providing rate relief to customers ▪ CL&P Rate Case Filing – Focused to move Connecticut forward with long - term energy security – Increased reliability by 15% since 2017 due to strategic investments ▪ Over $4 billion in capital invested since 2017 ▪ Average customer now experiences 1 outage nearly every 2 years – Committed to addressing affordability concerns while maintaining reliability 7

EVERSOURCE | Q2 2026 EARNINGS REPORT | July 31, 2026

Latest Sustainability Report

Published in May 2026 covering 2025 accomplishments and performance updates:


EVERSOURCE
Sustainability Report
2025
Energizamos el futuro.
EVERSOURCE

Learn more at our sustainability web page

- Continued advancing **climate commitment** with ambitious near and long-term GHG emissions targets.
  - Achieved 28% reduction in operational emissions since 2018 baseline – significant progress toward **45% reduction by 2035** goal.
  - Supporting regional climate policy through our **Net Zero by 2050** goal.
- **Investing in infrastructure** for cleaner energy future including smart meters, first-of-its-kind underground substation and Underground Cable Modernization Program.
- Giving back to communities with over 6,000 employees contributing nearly **30,000 volunteer hours**.
- Championing **veterans in our workforce** including 800+ employees with military backgrounds.
- Supporting customers through outreach like “Let’s Talk Energy” community workshops **helping customers save** nearly $77 million on bills through energy efficiency programs.
- Protecting the natural environmental with a focus on **biodiversity** including enrolling in a conservation agreement to protect Monarch Butterflies.

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Q2 2026 EARNINGS REPORT July 31, 2026 Q2 2026 EARNINGS REPORT 9 EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER & TREASURER John Moreira Financial Update

Q2 2026 EARNINGS REPORT July 31, 2026 Second Quarter and First Half 2026 Financial Results 10 Change 1H 2025 1H 2026 Change 2Q 2025 2Q 2026 $(0.03) $1.11 $1.08 $(0.07) $0.56 $0.49 Electric Transmission (Non - GAAP) 0.04 0.95 0.99 0.01 0.44 0.45 Electric Distribution 0.18 0.68 0.86 (0.02) 0.10 0.08 Natural Gas Distribution 0.00 0.05 0.05 (0.01) 0.04 0.03 Water Distribution (Non - GAAP) (0.04) (0.34) (0.38) 0.00 (0.18) (0.18) Parent & Other (Non - GAAP) $0.15 $2.45 $2.60 $(0.09) $0.96 $0.87 EPS (Non - GAAP) (0.85) 0.00 (0.85) (0.73) 0.00 (0.73) Aquarion, Offshore Wind, and FERC ROE Refund* $(0.70) $2.45 $1.75 $(0.82) $0.96 $0.14 Reported EPS (GAAP) * FERC ROE Refund Q1 Charge reflects refunds associated with the 15 - month first complaint period, including interest

Q2 2026 EARNINGS REPORT July 31, 2026 CL&P Rate Case – Powering Connecticut’s Future With a Focus on Affordability 11 Filed July 14, 2026 First filing since 2017 $451 million base deficiency (excl. storms) ROE of 10.25% and ~54% Equity Proposed four - year rate plan with PBR Framework to support AMI implementation Decision expected mid - 2027

Q2 2026 EARNINGS REPORT July 31, 2026 FERC ROE – Recent Actions Taken On The 2011 Section 206 Complaint 12 FERC approved motion to extend refund; now due mid - 2027 March decision dismissed complaints 2, 3 and 4 Petition for Review and Motion for Stay filed with D.C. Circuit Court ▪ FERC ordered refund beyond the 15 months allowed by FPA ▪ Failed to find 11.14% or 10.57% unjust until March 2026 ▪ FERC denied transmission owners due process ▪ FERC set a 9.57% ROE in an unconstitutionally low range Awaiting court decision 2006 FERC approved base ROE of 11.14% 2011 Initial 206 complaint filed, challenging base ROE 2014 FERC set new base ROE of 10.57% 2017 U.S. Court of Appeals vacated 10.57% 2026 FERC ordered 9.57% base ROE; Section 205 filed proposing 11.39% 2026+ Filed with D.C. Circuit Court to appeal refund timing and amount

Q2 2026 EARNINGS REPORT July 31, 2026 FERC ROE – Section 205 Filing to Set New ROE Section 205 filed April 30 th Requesting 11.39% ROE FERC responded June 29 th , established paper hearing process Briefs will be filed August 28 th Reply Briefs will be filed September 28 th Rates will be effective November 30 th subject to refund 13

Q2 2026 EARNINGS REPORT July 31, 2026 $6.7 - $7.2B $ 26.5B $24.2 - $24.7B (68.0%) $8.5 - $9.0B (27.0%) $0.8 - $1.1B (2.0%) Projected Cash Flows and Financing Activities 14 Updated Financing Needs 2026 - 2030 Cash Uses Cash Sources Common Equity Debt and alternative financing solutions 2 Cash from Operations 1 Dividends Capital Plan 1 1 Updated to remove cash activity related to Aquarion 2 Net of retirement. 3 Updated to reflect July 29 th PURA final decision, and estimated NH securitization proceeds Majority of financing met through cash from operations Financing needs remain flexible Alternative financing solutions to be accretive to common equity issuances Financing activities target annual FFO to Debt levels at more than 100bps above downgrade thresholds at S&P and Moody’s Storm Securitization Proceeds 3 [With equity content of $1.3 - $2.5B] $1.8B (5.2%) $1.5B hybrid offering closed February 2026 $1.7B Aquarion cash closed June 2026 Debt and alternative financing solutions 2 $7.0 - $7.5B (21.9%) Common Equity $0.8 – $1.1B (3.2%) $23.6B - $23.9B (69.7%)

Q2 2026 EARNINGS REPORT July 31, 2026 FFO to Debt Enhancement Strategy Stabilizes Results S&P Moody’s 14.2% 14.3% December 2025 March 2026 14.5% 15.7% December 2025 March 2026 230 Bps of Credit Cushion (12% Downgrade Threshold) 270 Bps of Credit Cushion (13% Downgrade Threshold) 15 Projected 2026 - 2030 FFO to Debt: 100 Bps above S&P and Moody’s downgrade thresholds each year Outlook upgraded to stable from negative in early July

Q2 2026 EARNINGS REPORT July 31, 2026 Projected Connecticut Securitization Process 16 Q2 2027 Final Storm Cost Decision 974.2$ Requested Q1 2027Q3 2026Q4 2026 Q3 2027 $ In Millions Prepare Filing (63.3)$ Deferred Financing Filing at PURA (41.5)$ Exclusions PURA Review & Hearings 869.4$ Approved Final Financing Decision (201.5)$ In rates Rating Agency Process 667.9$ Securitization SEC Registration Marketing & Syndication Close

Q2 2026 EARNINGS REPORT July 31, 2026 $1,328 $1,209 $1,275 $1,360 $1,492 $1,507 $1,608 $1,871 $2,009 $2,291 $2,278 $2,180 $2,197 $2,296 $1,023 $975 $1,247 $1,320 $1,404 $1,456 $1,376 $260 $241 $259 $217 $276 $219 $256 $4,482 $4,434 $5,072 $5,175 $5,352 $5,379 $5,536 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 2024A 2025A 2026E 2027E 2028E 2029E 2030E Transmission Electric Distribution Natural Gas Distribution IT and Facilities $ In Millions $26.5 BILLION 2026 - 2030 * 2026 – 2030 Projected Capital Infrastructure Investments 17 Represents $2.3 billion increase as compared to prior five - year forecast Potential for incremental investments during and beyond this forecast period: $1 Billion CT AMI $700 Million LTTP RFP * The capital expenditure plan for 2026 to 2030 excludes projected investments for Aquarion due to the recent sale.

Q2 2026 EARNINGS REPORT July 31, 2026 Key 2026 Earnings Drivers 2026 Revised non - GAAP EPS Guidance ▪ Transmission capital investments ▪ Base rate changes in CT, MA and NH ▪ Capital recovery mechanisms ▪ Controlled operations and maintenance expenses 18 ▪ Higher depreciation and property taxes ▪ Higher interest expense ▪ Share dilution and higher effective tax rate ▪ Aquarion and FERC ROE impacts $4.57 – $4.72* Original Guidance $4.80 - $4.95 * Revised guidance provided on Eversource Form 8 - K dated March 31, 2026 . Original guidance announced on February 12, 2026.

EVERSOURCE Q2 2026 EARNINGS REPORT July 31, 2026

Earnings Expectations & Strategic Focus Areas to Support Future Growth

Regulatory Outcomes & Strategic Initiatives to Drive Earnings Growth in 2027 & Beyond

2026 Revised non-GAAP EPS Range
$4.57 - $4.72 per Share

5% - 7% Long-Term EPS Growth
Measured from the midpoint of our 2026 revised non-GAAP EPS

Key Drivers

- ✓ **Robust Capital Investment**
- ✓ **Efficient Financing**
- ✓ **Constructive Regulatory Outcomes '26-'30**

Upcoming Regulatory & Strategic Milestones (2026)		Longer-Term Implications for Eversource (2027 & Beyond)	
Aquarion Water rate case filed	H1	***Filing withdrawn after Aquarion sale closed; $1.7B cash realized***	✓
PURA approves Aquarion; Appeal period pending	H1	***Sale closed June 30; $1.7B being used to displace parent debt***	✓
CL&P rate case filed	H1	***Filed July 14.*** *Decision expected mid 2027; earnings impact in 2027 and 2028*	✓
Storm Securitization proceedings	H2	*CT resolution expected mid-2026; Cash proceeds in 2027. Improved credit metrics & lower interest expense.* ***Approx $700m*** *NH cash proceeds late 2027 / early 2028*	
Revolution Wind operational	H2	*COD expected by year end; removes any go-forward earnings risk from OSW; improves earnings predictability*	

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Q2 2026 EARNINGS REPORT July 31, 2026 Q & A 20

Q2 2026 EARNINGS REPORT July 31, 2026 Appendix 21

Q2 2026 EARNINGS REPORT July 31, 2026 Eversource - A Pure Play Regulated Utility & the Largest in the New England Region 22 4.4M CUSTOMERS 3.5M Electric, 897K Gas (Excluding Water) 59.9K DISTRIBUTION MILES 19K Underground Lines 4.5K TRANSMISSION MILES $25B CURRENT MARKET CAPITALIZATION As of December 31, 2025 $34B 2025 RATE BASE (Excluding Water) $64B TOTAL ASSETS As of December 31, 2025 10,730 EMPLOYEES As of YE 2025 66.0 SYSTEM AVG MIN INTERRUPTION DURATION (SAIDI) 2025 21.0 AVG MONTHS BETWEEN INTERRUPTIONS (MBI) 2025

Q2 2026 EARNINGS REPORT July 31, 2026 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.09 $4.34 $4.57 $4.76 $4.57 - $4.72 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022A* 2023A* 2024A* 2025A* 2026E* 2027E 2028E 2029E 2030E * Reflects non - GAAP results, excludes nonrecurring charges 23 Proven Track Record of Earnings Performance 6% EPS 10 - Year Growth Rate

Q2 2026 EARNINGS REPORT July 31, 2026 2026 & 2027 Parent Debt and Equity Issuances and Maturities 24 Equity Issuances New Shares ▪ At - The - Market Program for $1.2 billion issued 7.1 million shares in 2025 with net proceeds of approximately $ 465 million ▪ Through June 2026, an additional 0.3 million shares were issued with net proceeds of approximately $20 million Treasury Shares ▪ Dividend reinvestment, employee equity programs continue with approximately 900,000 shares issued through June 2026 2026 DEBT MATURITIES Maturity Size/Coupon Company Mar 15, 2026 $250M @ 3.35% Parent May 15, 2026 $450M @ 4.75% Parent Aug 15, 2026 $300M @ 1.40% Parent 24 2026 JUNIOR SUBORDINATED NOTES ISSUANCES Maturity Size/Coupon Company Aug 15, 2056 $750M @ 6.10% Parent Aug 15, 2056 $750M @ 6.35% Parent 2027 DEBT MATURITIES Maturity Size/Coupon Company Jan 1, 2027 $350M @ 5.00% Parent Mar 1, 2027 $650M @ 2.90% Parent Jul 1, 2027 $600M @ 4.60% Parent

Q2 2026 EARNINGS REPORT July 31, 2026 Procedural Background: FERC’s ISO - NE Transmission ROE Decision Procedural Timeline ▪ In March 2026, FERC finally issued a decision related to complaints against the ISO - NE transmission owners ‒ Decision resulted in a reduction of the authorized base ROE to 9.57% ‒ FERC argued that the previously approved ROE of 11.14% was “unjust and unreasonable” ‒ FERC ordered refunds from 2011 to 2026 for the ROE differential between the billed 10.57% and replacement 9.57% base ROE ▪ Eversource and other transmission owners have filed multiple motions against this order ‒ Re fund extension granted through May 2027 ‒ Motion for stay at the D.C. Circuit Court ‒ Section 205 filing for new base ROE of 11.39% ‒ Rehearing request filed at FERC 25 ISO - NE Open Access Transmission Tariff (ROE) 11.14% 10.57% 9.57% 11.39% Initial Tariff (2006) FERC Decision (2014) FERC Decision (2026) Section 205 Filing (2026) 2006: FERC approves transmission tariff that established a base ROE of 11.14% 2011: Initial challenge to the transmission base ROE 2014: FERC established a new base ROE of 10.57% 2017: U.S. Court of Appeals vacated FERC’s base ROE of 10.57% 2026: FERC ordered 9.57% base ROE; Section 205 filed 15 - Year Period 22 FERC Commissioners; 13 FERC Chairs; Nominated by 5 Administrations

Q2 2026 EARNINGS REPORT July 31, 2026 For the 6 th consecutive year received the HIRE Vets award (Honoring Investments in Recruiting and Employing American Military Veterans). For the first time, Eversource achieved the Platinum level, the highest recognition from the US Department of Labor. Named as one of America’s Climate Leaders by USA TODAY and Statista for the 3 rd year in a row. Ranked #1 among energy companies and utilities nationwide for the highest core emissions reduction year - over - year. For the 7th year in a row Eversource was recognized in Newsweek’s list of America’s Most Responsible Companies based on our corporate social sustainability performance and reputation. Eversource was recognized in Newsweek’s list of the Most Trustworthy Companies In America for companies that demonstrate leadership in ethical business practices and have built strong trust among stakeholders. Included as a constituent of the FTSE4Good Index Series, designed to identify companies that demonstrate strong environmental, social and governance practices measured against globally recognized standards. Recognized in the 2025 Healthiest 100 Workplaces in America, an awards program created to honor people - first organizations that prioritize the well - being of their employee population. 26 Eversource Recognition Named one of the nation’s top veteran employers by VETS Indexes for the third year in a row. This year, we were honored with VETS Indexes’ prestigious 5 Star Employer Award – the highest award level offered by the organization. The TIME America’s Best Companies 2026 ranking identifies top - performing U.S. companies using a data - driven evaluation across employee satisfaction, financial strength, and ESG transparency.